CSFB

           Credit Suisse First Boston

HOME EQUITY ASSET TRUST 2005-1

DERIVED INFORMATION   01/14/05

$580,000,000

Senior, Mezzanine & Subordinate Bonds Offered

(Approximate)

$1,000,000,050

Total Certificates Offered & Non-Offered

Home Equity Pass-Through Certificates, Series 2005-1

Credit Suisse First Boston Mortgage Securities Corp.

Depositor

[TBD]

Trustee

The information contained in the attached materials is referred to as the “Information”.

The Information has been provided by Credit Suisse First Boston.  Neither the Issuer of the certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the Information herein.  The Information contained herein is preliminary and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission.

The Information contained herein will be superseded by the description of the mortgage pool contained in the prospectus supplement relating to the certificates.

The Information addresses only certain aspects of the applicable certificate’s characteristics and thus does not provide a complete assessment.  As such, the Information may not reflect the impact of all structural characteristics of the certificate.  The assumptions underlying the Information, including structure and collateral, may be modified from time to time to reflect changed circumstances.

Although a registration statement (including the prospectus) relating to the certificates discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the certificates discussed in this communication has not been filed with the Securities and Exchange Commission.  This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any offer or sale of the certificates discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the certificates discussed in this communication for definitive Information on any matter discussed in this communication.  Any investment decision should be based only on the data in the prospectus and the prospectus supplement (“Offering Documents”) and the then current version of the Information.  Offering Documents contain data that is current as of their publication dates and after publication may no longer be complete or current.  A final prospectus and prospectus supplement may be obtained by contacting the Credit Suisse First Boston Trading Desk at (212) 538-8373.

Statistical Collateral Summary – Interest Only Aggregate Collateral

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  All of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty-day delinquencies and sixty-day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,504
Total Outstanding Loan Balance	$368,966,272*	Min	Max
Average Loan Current Balance	$245,323	$33,964	$761,100
Weighted Average Original LTV	80.9%**
Weighted Average Coupon	6.65%	4.55%	9.50%
Arm Weighted Average Coupon	6.65%
Fixed Weighted Average Coupon	6.61%
Weighted Average Margin	5.61%	2.25%	9.00%
Weighted Average FICO (Non-Zero)	664
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.4%
% Fixed	01.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$1,000,000,050].

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.55 - 5.00	8	2,000,750	0.5	4.89	80.3	692
5.01 - 5.50	51	15,486,558	4.2	5.34	79.2	680
5.51 - 6.00	199	56,210,479	15.2	5.85	80.3	674
6.01 - 6.50	357	90,834,876	24.6	6.32	80.3	665
6.51 - 7.00	450	111,746,863	30.3	6.80	80.5	665
7.01 - 7.50	256	57,007,421	15.5	7.29	81.9	655
7.51 - 8.00	122	24,870,896	6.7	7.74	82.8	648
8.01 - 8.50	44	7,616,558	2.1	8.28	86.6	642
8.51 - 9.00	13	2,607,962	0.7	8.72	85.0	622
9.01 - 9.50	4	583,910	0.2	9.28	98.8	649
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
536 - 550	1	457,000	0.1	7.71	89.6	536
551 - 575	13	2,807,347	0.8	7.06	80.3	565
576 - 600	91	18,944,308	5.1	6.89	81.4	588
601 - 625	200	47,971,692	13.0	6.83	81.4	614
626 - 650	345	83,016,263	22.5	6.74	80.1	639
651 - 675	357	83,396,500	22.6	6.61	80.9	662
676 - 700	218	58,499,356	15.9	6.51	81.1	686
701 - 725	143	39,263,294	10.6	6.47	80.8	711
726 - 750	70	17,202,718	4.7	6.69	82.2	737
751 - 775	44	11,211,382	3.0	6.53	81.3	763
776 - 800	20	5,800,414	1.6	6.26	81.3	786
801 - 802	2	396,000	0.1	5.92	80.0	802
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
33,964 - 50,000	1	33,964	0.0	6.13	80.0	664
50,001 - 100,000	106	8,686,085	2.4	7.09	80.6	654
100,001 - 150,000	307	38,946,873	10.6	6.91	81.0	652
150,001 - 200,000	248	43,572,474	11.8	6.71	81.0	663
200,001 - 250,000	214	48,068,168	13.0	6.64	81.2	661
250,001 - 300,000	189	51,709,397	14.0	6.65	80.8	664
300,001 - 350,000	130	42,182,096	11.4	6.64	81.4	662
350,001 - 400,000	134	50,306,327	13.6	6.54	80.4	670
400,001 - 450,000	71	30,144,403	8.2	6.55	81.3	671
450,001 - 500,000	52	24,842,018	6.7	6.49	80.3	672
500,001 - 550,000	20	10,543,550	2.9	6.54	82.6	666
550,001 - 600,000	18	10,443,717	2.8	6.81	81.8	650
600,001 - 750,000	12	7,970,100	2.2	6.33	80.2	680
750,001 - 761,100	2	1,517,100	0.4	6.27	72.5	650
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
46.15 - 50.000	4	1,055,899	0.3	6.27	47.1	647
50.001 - 55.000	2	405,000	0.1	7.27	51.8	607
55.001 - 60.000	8	1,933,000	0.5	6.24	56.2	648
60.001 - 65.000	9	2,242,150	0.6	6.29	63.0	651
65.001 - 70.000	19	5,312,000	1.4	6.34	68.6	634
70.001 - 75.000	28	9,863,261	2.7	6.40	73.7	663
75.001 - 80.000	1,211	288,559,946	78.2	6.62	79.9	666
80.001 - 85.000	49	14,124,425	3.8	6.69	83.9	652
85.001 - 90.000	91	25,673,774	7.0	6.82	89.5	651
90.001 - 95.000	60	14,258,310	3.9	7.02	94.6	656
95.001 - 100.000	23	5,538,509	1.5	7.75	99.6	676
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	251	56,886,361	15.4	6.83	81.3	660
0.50	2	532,000	0.1	7.45	80.0	708
1.00	86	24,674,227	6.7	6.87	82.2	669
1.50	1	160,000	0.0	6.38	80.0	720
1.75	25	9,761,467	2.6	6.25	82.0	665
2.00	935	232,535,472	63.0	6.63	80.7	663
2.50	1	264,000	0.1	6.99	80.0	696
3.00	189	40,341,714	10.9	6.52	80.5	666
5.00	14	3,811,030	1.0	6.23	81.5	681
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	762	184,395,655	50.0	6.44	81.7	654
Reduced	405	101,212,985	27.4	6.85	80.6	677
No Income/ No Asset	1	347,117	0.1	6.99	80.0	567
Stated Income / Stated Assets	336	83,010,515	22.5	6.87	79.6	668
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,467	361,670,073	98.0	6.64	80.8	663
Second Home	4	855,330	0.2	7.08	84.7	703
Investor	33	6,440,869	1.7	7.23	85.7	685
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	635	204,868,421	55.5	6.51	80.4	666
Nevada	93	22,225,561	6.0	6.76	80.3	661
Arizona	121	19,802,082	5.4	6.95	82.0	650
Washington	93	18,134,726	4.9	6.50	81.7	669
Florida	72	14,464,090	3.9	7.03	82.6	657
Oregon	78	14,025,494	3.8	6.69	82.0	660
Illinois	48	11,039,540	3.0	7.01	81.6	664
Colorado	55	9,997,674	2.7	6.60	82.2	651
Texas	34	5,182,570	1.4	7.36	82.3	673
Ohio	30	4,990,371	1.4	6.70	82.2	641
Utah	30	4,643,715	1.3	6.83	80.6	665
Virginia	19	4,286,069	1.2	6.36	80.9	664
Michigan	26	4,251,704	1.2	7.27	80.8	655
Minnesota	24	3,858,235	1.0	6.72	81.1	650
New York	12	3,620,725	1.0	6.51	80.7	731
Other	134	23,575,294	6.4	6.97	82.0	661
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	1,132	270,617,450	73.3	6.67	80.8	669
Refinance - Rate Term	45	9,057,489	2.5	6.60	78.6	649
Refinance - Cashout	327	89,291,334	24.2	6.62	81.6	649
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	1,317	328,022,910	88.9	6.66	81.0	663
Arm 3/27	132	28,615,583	7.8	6.62	80.5	669
Arm 5/25	29	6,280,587	1.7	6.48	79.8	668
Fixed Rate	26	6,047,192	1.6	6.61	81.9	681
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	1,082	266,426,561	72.2	6.62	80.9	663
PUD	257	61,408,070	16.6	6.66	81.3	659
Condo	113	25,258,807	6.8	6.70	80.5	664
2 Family	30	8,313,333	2.3	6.99	80.3	694
3-4 Family	22	7,559,502	2.0	7.28	81.0	683
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	78	25,944,231	7.1	6.52	80.2	662
4.01 - 4.50	91	24,341,487	6.7	5.89	80.0	671
4.51 - 5.00	189	46,002,177	12.7	6.17	80.4	668
5.01 - 5.50	317	76,597,753	21.1	6.55	80.4	665
5.51 - 6.00	308	77,631,217	21.4	6.63	81.4	661
6.01 - 6.50	217	48,827,989	13.5	6.85	81.1	665
6.51 - 7.00	173	42,569,759	11.7	7.09	81.2	666
7.01 - 7.50	75	15,380,263	4.2	7.69	81.2	641
7.51 - 8.00	25	4,967,994	1.4	8.26	87.4	650
8.01 - 8.50	4	502,750	0.1	7.97	81.4	634
8.51 - 9.00	1	153,460	0.0	9.50	100.0	666
Total:	1,478	362,919,080	100.0	6.65	80.9	663

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	8	2,068,774	0.6	6.51	80.1	730
19 - 21	429	118,988,117	32.8	6.60	80.7	675
22 - 24	880	206,966,019	57.0	6.69	81.1	655
25 - 27	1	269,982	0.1	5.99	90.0	663
28 - 30	4	1,044,905	0.3	6.60	83.5	709
31 - 33	36	8,063,919	2.2	6.59	81.6	686
34 - 36	91	19,236,777	5.3	6.65	79.7	660
37 - 60	29	6,280,587	1.7	6.48	79.8	668
Total:	1,478	362,919,080	100.0	6.65	80.9	663

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.88 - 9.50	1	226,500	0.1	5.88	89.9	664
9.51 - 11.50	51	12,188,581	3.4	6.02	77.7	661
11.51 - 12.00	104	24,561,205	6.8	6.06	80.3	665
12.01 - 12.50	137	35,806,510	9.9	6.13	80.6	678
12.51 - 13.00	246	71,452,783	19.7	6.32	80.3	673
13.01 - 13.50	314	78,561,148	21.6	6.51	80.7	661
13.51 - 14.00	339	80,739,320	22.2	6.90	80.8	662
14.01 - 14.50	172	37,741,228	10.4	7.35	82.4	648
14.51 - 15.00	72	14,881,692	4.1	7.80	82.7	654
15.01 - 15.50	30	4,882,700	1.3	8.32	85.5	643
15.51 - 16.00	9	1,446,962	0.4	8.77	87.0	624
16.01 - 16.28	3	430,450	0.1	9.20	98.3	642
Total:	1,478	362,919,080	100.0	6.65	80.9	663

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	16	3,571,292	1.0	6.60	81.2	661
4.51 - 5.50	95	23,743,974	6.5	5.72	79.6	669
5.51 - 6.00	191	55,449,066	15.3	5.89	80.2	674
6.01 - 6.50	338	87,113,470	24.0	6.32	80.3	665
6.51 - 7.00	433	107,858,292	29.7	6.81	80.6	666
7.01 - 7.50	237	52,392,010	14.4	7.30	81.9	654
7.51 - 8.00	110	22,784,866	6.3	7.74	82.8	650
8.01 - 8.50	43	7,483,238	2.1	8.29	87.1	640
8.51 - 9.00	11	1,938,962	0.5	8.76	85.2	634
9.01 - 9.50	4	583,910	0.2	9.28	98.8	649
Total:	1,478	362,919,080	100.0	6.65	80.9	663

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	201	56,121,427	15.5	6.53	80.1	684
2.00	246	69,901,324	19.3	6.66	81.4	654
3.00	1,030	236,752,329	65.2	6.68	81.0	661
5.00	1	144,000	0.0	6.75	80.0	735
Total:	1,478	362,919,080	100.0	6.65	80.9	663

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	1,000	233,955,660	64.5	6.71	80.9	661
1.50	422	112,120,250	30.9	6.53	80.9	670
2.00	56	16,843,170	4.6	6.66	80.4	647
Total:	1,478	362,919,080	100.0	6.65	80.9	663

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	666	150,740,741	40.9	6.60	81.6	658
36	41	8,391,918	2.3	6.58	80.9	667
60	797	209,833,614	56.9	6.69	80.5	668
Total:	1,504	368,966,272	100.0	6.65	80.9	664

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 1 Interest Only

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  All of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	1,147
Total Outstanding Loan Balance	$232,511,487*	Min	Max
Average Loan Current Balance	$202,713	$33,964	$544,000
Weighted Average Original LTV	81.1%**
Weighted Average Coupon	6.71%	4.55%	9.50%
Arm Weighted Average Coupon	6.71%
Fixed Weighted Average Coupon	6.71%
Weighted Average Margin	5.64%	2.25%	9.00%
Weighted Average FICO (Non-Zero)	662
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.3%
% Fixed	01.7%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.55 - 5.00	6	1,087,250	0.5	4.82	75.7	679
5.01 - 5.50	32	7,006,268	3.0	5.32	79.7	681
5.51 - 6.00	134	29,651,210	12.8	5.84	80.0	664
6.01 - 6.50	276	57,406,275	24.7	6.32	80.8	665
6.51 - 7.00	353	72,834,898	31.3	6.79	80.3	663
7.01 - 7.50	208	40,271,935	17.3	7.27	82.0	655
7.51 - 8.00	90	16,514,413	7.1	7.76	83.4	655
8.01 - 8.50	34	5,601,967	2.4	8.29	86.7	647
8.51 - 9.00	10	1,553,362	0.7	8.74	86.4	634
9.01 - 9.50	4	583,910	0.3	9.28	98.8	649
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
551 - 575	12	2,564,347	1.1	6.96	79.3	566
576 - 600	77	14,677,218	6.3	6.86	81.1	589
601 - 625	149	29,574,667	12.7	6.82	82.0	614
626 - 650	260	51,197,701	22.0	6.73	80.5	639
651 - 675	284	56,147,001	24.1	6.69	80.9	662
676 - 700	159	34,807,801	15.0	6.66	81.3	685
701 - 725	100	21,221,488	9.1	6.55	81.4	712
726 - 750	57	11,986,994	5.2	6.78	82.1	736
751 - 775	34	7,248,255	3.1	6.54	82.1	763
776 - 800	13	2,690,014	1.2	6.50	78.8	789
801 - 802	2	396,000	0.2	5.92	80.0	802
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
33,964 - 50,000	1	33,964	0.0	6.13	80.0	664
50,001 - 100,000	99	8,088,935	3.5	7.09	80.6	654
100,001 - 150,000	274	34,728,542	14.9	6.87	81.2	654
150,001 - 200,000	231	40,567,951	17.4	6.67	81.2	664
200,001 - 250,000	201	45,172,918	19.4	6.62	81.2	662
250,001 - 300,000	180	49,273,928	21.2	6.65	80.7	664
300,001 - 350,000	125	40,606,496	17.5	6.63	81.3	662
350,001 - 400,000	25	8,999,753	3.9	6.72	81.6	661
400,001 - 450,000	6	2,550,600	1.1	7.29	81.7	694
450,001 - 500,000	3	1,422,400	0.6	6.84	80.0	700
500,001 - 550,000	2	1,066,000	0.5	7.62	86.1	618
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
46.15 - 50.000	3	605,899	0.3	6.37	47.0	657
50.001 - 55.000	1	270,000	0.1	7.45	50.9	582
55.001 - 60.000	4	708,000	0.3	6.75	57.0	630
60.001 - 65.000	7	1,723,250	0.7	6.29	62.8	645
65.001 - 70.000	15	3,362,500	1.4	6.36	68.3	626
70.001 - 75.000	15	3,542,007	1.5	6.56	74.3	658
75.001 - 80.000	936	186,058,528	80.0	6.65	80.0	665
80.001 - 85.000	33	7,720,661	3.3	6.71	84.1	648
85.001 - 90.000	63	14,108,143	6.1	6.94	89.6	646
90.001 - 95.000	52	10,748,902	4.6	7.13	94.7	657
95.001 - 100.000	18	3,663,598	1.6	7.94	99.6	664
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	206	42,172,743	18.1	6.82	81.7	665
0.50	2	532,000	0.2	7.45	80.0	708
1.00	56	11,785,824	5.1	6.98	81.8	674
1.50	1	160,000	0.1	6.38	80.0	720
1.75	12	3,223,169	1.4	6.46	80.6	658
2.00	710	145,454,240	62.6	6.67	80.9	660
2.50	1	264,000	0.1	6.99	80.0	696
3.00	159	28,919,512	12.4	6.63	81.0	662
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	587	113,188,115	48.7	6.54	82.0	649
Reduced	296	63,909,312	27.5	6.84	80.8	677
No Income/ No Asset	1	347,117	0.1	6.99	80.0	567
Stated Income / Stated Assets	263	55,066,942	23.7	6.90	79.6	671
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	1,112	225,998,287	97.2	6.69	81.0	661
Second Home	4	855,330	0.4	7.08	84.7	703
Investor	31	5,657,869	2.4	7.24	85.1	678
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	414	107,315,892	46.2	6.59	80.2	661
Arizona	102	15,968,421	6.9	6.91	82.4	652
Nevada	72	15,785,450	6.8	6.73	80.9	662
Washington	81	15,054,376	6.5	6.52	82.0	667
Oregon	68	10,906,274	4.7	6.68	82.2	661
Florida	62	10,022,470	4.3	6.98	82.9	656
Colorado	52	9,101,962	3.9	6.60	82.4	653
Illinois	42	8,684,580	3.7	6.96	81.6	668
Utah	27	4,149,415	1.8	6.74	80.6	664
Texas	31	3,960,570	1.7	7.27	83.1	672
Minnesota	24	3,858,235	1.7	6.72	81.1	650
Ohio	23	3,282,400	1.4	6.80	81.6	639
New York	10	2,860,299	1.2	6.61	80.8	722
Michigan	23	2,853,207	1.2	7.35	79.8	648
Massachusetts	8	2,707,550	1.2	7.51	81.2	695
Other	108	16,000,385	6.9	6.79	82.1	663
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	874	174,498,158	75.0	6.73	81.1	667
Refinance - Rate Term	38	6,623,489	2.8	6.64	79.9	652
Refinance - Cashout	235	51,389,840	22.1	6.66	81.4	645
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	997	205,784,431	88.5	6.71	81.1	661
Arm 3/27	105	18,604,542	8.0	6.71	81.9	670
Arm 5/25	25	4,212,380	1.8	6.63	79.3	647
Fixed Rate	20	3,910,134	1.7	6.71	81.3	667
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	819	163,038,818	70.1	6.69	81.1	659
PUD	183	35,151,646	15.1	6.64	81.3	659
Condo	100	20,465,888	8.8	6.69	80.4	664
3-4 Family	22	7,559,502	3.3	7.28	81.0	683
2 Family	23	6,295,633	2.7	6.95	81.4	703
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
2.25 - 4.00	45	11,770,004	5.1	6.62	79.8	658
4.01 - 4.50	66	14,215,063	6.2	5.84	80.3	670
4.51 - 5.00	147	29,252,809	12.8	6.15	80.2	666
5.01 - 5.50	254	51,673,042	22.6	6.62	80.9	661
5.51 - 6.00	240	51,363,002	22.5	6.69	81.0	663
6.01 - 6.50	181	33,846,112	14.8	6.96	81.3	663
6.51 - 7.00	129	24,593,592	10.8	7.21	82.3	658
7.01 - 7.50	47	8,725,919	3.8	7.75	82.0	641
7.51 - 8.00	15	2,821,499	1.2	8.46	89.9	651
8.01 - 8.50	2	186,850	0.1	7.31	83.9	658
8.51 - 9.00	1	153,460	0.1	9.50	100.0	666
Total:	1,127	228,601,352	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	6	1,293,574	0.6	7.02	80.2	726
19 - 21	284	62,239,241	27.2	6.67	81.0	676
22 - 24	707	142,251,616	62.2	6.72	81.1	654
25 - 27	1	269,982	0.1	5.99	90.0	663
28 - 30	3	659,679	0.3	6.58	85.6	673
31 - 33	33	6,969,654	3.0	6.65	81.6	685
34 - 36	68	10,705,227	4.7	6.78	81.6	660
37 - 60	25	4,212,380	1.8	6.63	79.3	647
Total:	1,127	228,601,352	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
8.88 - 9.50	1	226,500	0.1	5.88	89.9	664
9.51 - 11.50	44	9,102,681	4.0	6.08	78.5	665
11.51 - 12.00	79	14,968,171	6.5	6.16	80.1	652
12.01 - 12.50	99	19,747,834	8.6	6.26	81.6	680
12.51 - 13.00	166	37,948,748	16.6	6.33	80.5	666
13.01 - 13.50	237	49,598,134	21.7	6.53	81.1	660
13.51 - 14.00	261	53,205,123	23.3	6.85	80.6	663
14.01 - 14.50	142	27,187,737	11.9	7.32	82.3	648
14.51 - 15.00	61	11,230,903	4.9	7.81	82.3	667
15.01 - 15.50	26	3,893,709	1.7	8.31	85.7	645
15.51 - 16.00	8	1,061,362	0.5	8.74	89.5	621
16.01 - 16.28	3	430,450	0.2	9.20	98.3	642
Total:	1,127	228,601,352	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	15	3,186,066	1.4	6.60	81.3	648
4.51 - 5.50	67	13,152,904	5.8	5.87	79.8	660
5.51 - 6.00	124	28,055,047	12.3	5.88	80.0	666
6.01 - 6.50	260	54,172,945	23.7	6.32	80.8	665
6.51 - 7.00	341	70,405,865	30.8	6.79	80.4	665
7.01 - 7.50	193	37,551,225	16.4	7.28	82.0	654
7.51 - 8.00	80	14,672,383	6.4	7.76	83.4	659
8.01 - 8.50	33	5,267,647	2.3	8.29	87.2	647
8.51 - 9.00	10	1,553,362	0.7	8.74	86.4	634
9.01 - 9.50	4	583,910	0.3	9.28	98.8	649
Total:	1,127	228,601,352	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	137	32,171,734	14.1	6.61	80.7	689
2.00	181	41,389,285	18.1	6.75	81.8	654
3.00	808	154,896,334	67.8	6.72	81.0	658
5.00	1	144,000	0.1	6.75	80.0	735
Total:	1,127	228,601,352	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	782	151,121,089	66.1	6.74	80.9	658
1.50	316	69,698,264	30.5	6.65	81.6	670
2.00	29	7,782,000	3.4	6.56	80.2	648
Total:	1,127	228,601,352	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	557	107,555,944	46.3	6.66	81.4	656
36	36	6,134,418	2.6	6.64	80.3	659
60	554	118,821,125	51.1	6.75	80.9	667
Total:	1,147	232,511,487	100.0	6.71	81.1	662

    *     Note, for second liens, CLTV is employed in this calculation.

Statistical Collateral Summary – Group 2 Interest Only

All information on the Mortgage Loans is approximate, includes a portion of the prefunding, and is based off of rolled scheduled balances as of the 1/01/05 cutoff date.  All of the mortgage loans do not provide for any payments of principal in the first two, three or five years following origination.  The final numbers will be found in the prospectus supplement.   Thirty day delinquencies and sixty day delinquencies will represent less than 1.5% and 0.5% of the Mortgage Loans, respectively.  The Original Loan-to-Value (OLTV) ratio displayed in the tables below employs the Combined Loan-to-Value (CLTV) ratio in the case of second liens.

Total Number of Loans	357
Total Outstanding Loan Balance	$136,454,786*	Min	Max
Average Loan Current Balance	$382,226	$71,600	$761,100
Weighted Average Original LTV	80.6%**
Weighted Average Coupon	6.56%	4.95%	8.85%
Arm Weighted Average Coupon	6.56%
Fixed Weighted Average Coupon	6.43%
Weighted Average Margin	5.56%	3.25%	8.15%
Weighted Average FICO (Non-Zero)	667
Weighted Average Age (Months)	2
% First Liens	100.0%
% Second Liens	0.0%
% Arms	98.4%
% Fixed	01.6%
% of Loans with Mortgage Insurance	0.0%

*

Total collateral will be approximately [$]

**

Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Current Rate (%)	Loans	Balance	Balance	%	%	FICO
4.95 - 5.00	2	913,500	0.7	4.97	85.7	708
5.01 - 5.50	19	8,480,291	6.2	5.35	78.7	680
5.51 - 6.00	65	26,559,269	19.5	5.86	80.5	684
6.01 - 6.50	81	33,428,602	24.5	6.31	79.4	664
6.51 - 7.00	97	38,911,965	28.5	6.83	80.9	670
7.01 - 7.50	48	16,735,486	12.3	7.32	81.7	655
7.51 - 8.00	32	8,356,483	6.1	7.71	81.6	635
8.01 - 8.50	10	2,014,591	1.5	8.26	86.3	629
8.51 - 8.85	3	1,054,600	0.8	8.68	82.8	605
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
FICO	Loans	Balance	Balance	%	%	FICO
526 - 550	1	457,000	0.3	7.71	89.6	536
551 - 575	1	243,000	0.2	8.15	90.0	556
576 - 600	14	4,267,090	3.1	6.98	82.5	587
601 - 625	51	18,397,025	13.5	6.86	80.5	616
626 - 650	85	31,818,561	23.3	6.74	79.6	639
651 - 675	73	27,249,499	20.0	6.45	80.8	664
676 - 700	59	23,691,554	17.4	6.30	81.0	687
701 - 725	43	18,041,806	13.2	6.37	80.1	710
726 - 750	13	5,215,724	3.8	6.49	82.4	740
751 - 775	10	3,963,126	2.9	6.52	79.8	762
776 - 798	7	3,110,400	2.3	6.05	83.4	783
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Scheduled Balance	Loans	Balance	Balance	%	%	FICO
71,600 - 100,000	7	597,150	0.4	7.14	80.0	655
100,001 - 150,000	33	4,218,331	3.1	7.23	79.6	642
150,001 - 200,000	17	3,004,523	2.2	7.28	78.2	653
200,001 - 250,000	13	2,895,250	2.1	6.94	80.4	641
250,001 - 300,000	9	2,435,469	1.8	6.77	82.1	660
300,001 - 350,000	5	1,575,600	1.2	6.94	83.9	654
350,001 - 400,000	109	41,306,575	30.3	6.50	80.2	672
400,001 - 450,000	65	27,593,803	20.2	6.48	81.2	669
450,001 - 500,000	49	23,419,618	17.2	6.46	80.3	671
500,001 - 550,000	18	9,477,550	6.9	6.42	82.2	671
550,001 - 600,000	18	10,443,717	7.7	6.81	81.8	650
600,001 - 750,000	12	7,970,100	5.8	6.33	80.2	680
750,001 - 761,100	2	1,517,100	1.1	6.27	72.5	650
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Original LTV (%) *	Loans	Balance	Balance	%	%	FICO
47.370 - 50.000	1	450,000	0.3	6.13	47.4	634
50.001 - 55.000	1	135,000	0.1	6.91	53.5	658
55.001 - 60.000	4	1,225,000	0.9	5.94	55.7	658
60.001 - 65.000	2	518,900	0.4	6.31	63.9	673
65.001 - 70.000	4	1,949,500	1.4	6.31	69.1	647
70.001 - 75.000	13	6,321,254	4.6	6.31	73.4	666
75.001 - 80.000	275	102,501,418	75.1	6.55	79.8	669
80.001 - 85.000	16	6,403,764	4.7	6.66	83.6	657
85.001 - 90.000	28	11,565,631	8.5	6.67	89.4	658
90.001 - 95.000	8	3,509,408	2.6	6.65	94.4	654
95.001 - 100.000	5	1,874,911	1.4	7.38	99.5	700
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Prepay Penalty in Years	Loans	Balance	Balance	%	%	FICO
0.00	45	14,713,618	10.8	6.84	80.4	646
1.00	30	12,888,404	9.4	6.77	82.5	665
1.75	13	6,538,299	4.8	6.15	82.6	669
2.00	225	87,081,233	63.8	6.56	80.3	669
3.00	30	11,422,203	8.4	6.26	79.3	678
5.00	14	3,811,030	2.8	6.23	81.5	681
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Documentation Type	Loans	Balance	Balance	%	%	FICO
Full	175	71,207,540	52.2	6.29	81.3	664
Reduced	109	37,303,673	27.3	6.87	80.1	677
Stated Income / Stated Assets	73	27,943,573	20.5	6.82	79.5	663
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Occupancy Status	Loans	Balance	Balance	%	%	FICO
Primary	355	135,671,786	99.4	6.55	80.5	667
Investor	2	783,000	0.6	7.16	90.0	738
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
State	Loans	Balance	Balance	%	%	FICO
California	221	97,552,529	71.5	6.42	80.5	671
Nevada	21	6,440,111	4.7	6.84	78.7	658
Florida	10	4,441,620	3.3	7.12	82.1	658
Arizona	19	3,833,661	2.8	7.08	80.3	644
Oregon	10	3,119,220	2.3	6.71	81.1	657
Washington	12	3,080,350	2.3	6.43	80.0	679
Georgia	18	2,869,377	2.1	7.34	82.7	635
Illinois	6	2,354,960	1.7	7.22	81.6	647
Ohio	7	1,707,971	1.3	6.51	83.3	645
Virginia	5	1,700,532	1.2	6.38	82.4	649
Michigan	3	1,398,497	1.0	7.09	83.0	669
Texas	3	1,222,000	0.9	7.66	80.0	674
Maryland	3	1,030,100	0.8	7.40	86.6	597
Colorado	3	895,711	0.7	6.60	80.0	631
New York	2	760,426	0.6	6.12	80.0	767
Other	14	4,047,720	3.0	6.66	78.6	673
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Purpose	Loans	Balance	Balance	%	%	FICO
Purchase	258	96,119,292	70.4	6.56	80.3	673
Refinance - Rate Term	7	2,434,000	1.8	6.47	75.1	639
Refinance - Cashout	92	37,901,494	27.8	6.56	81.8	654
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Product	Loans	Balance	Balance	%	%	FICO
Arm 2/28	320	122,238,479	89.6	6.57	80.8	665
Arm 3/27	27	10,011,041	7.3	6.45	77.8	669
Arm 5/25	4	2,068,207	1.5	6.18	80.8	711
Fixed Rate	6	2,137,058	1.6	6.43	83.0	705
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Property Type	Loans	Balance	Balance	%	%	FICO
Single Family Residence	263	103,387,742	75.8	6.50	80.5	669
PUD	74	26,256,424	19.2	6.68	81.2	660
Condo	13	4,792,920	3.5	6.77	80.6	667
2 Family	7	2,017,700	1.5	7.11	76.8	665
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Margin (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.00	33	14,174,227	10.6	6.44	80.6	666
4.01 - 4.50	25	10,126,424	7.5	5.97	79.5	671
4.51 - 5.00	42	16,749,367	12.5	6.20	80.8	671
5.01 - 5.50	63	24,924,711	18.6	6.42	79.5	673
5.51 - 6.00	68	26,268,215	19.6	6.52	82.2	657
6.01 - 6.50	36	14,981,877	11.2	6.60	80.6	670
6.51 - 7.00	44	17,976,167	13.4	6.93	79.7	675
7.01 - 7.50	28	6,654,345	5.0	7.61	80.1	642
7.51 - 8.00	10	2,146,494	1.6	7.99	84.1	647
8.01 - 8.15	2	315,900	0.2	8.37	80.0	620
Total:	351	134,317,728	100.0	6.56	80.6	666

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Months to Rate Reset	Loans	Balance	Balance	%	%	FICO
16 - 18	2	775,200	0.6	5.68	80.0	738
19 - 21	145	56,748,876	42.2	6.52	80.4	675
22 - 24	173	64,714,403	48.2	6.63	81.1	656
28 - 30	1	385,226	0.3	6.63	80.0	770
31 - 33	3	1,094,265	0.8	6.19	81.6	697
34 - 36	23	8,531,550	6.4	6.48	77.2	660
37 - 58	4	2,068,207	1.5	6.18	80.8	711
Total:	351	134,317,728	100.0	6.56	80.6	666

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Maximum Rate (%)	Loans	Balance	Balance	%	%	FICO
10.63 - 11.50	7	3,085,900	2.3	5.81	75.3	651
11.51 - 12.00	25	9,593,034	7.1	5.91	80.5	686
12.01 - 12.50	38	16,058,677	12.0	5.98	79.5	677
12.51 - 13.00	80	33,504,035	24.9	6.30	80.2	681
13.01 - 13.50	77	28,963,013	21.6	6.49	80.0	662
13.51 - 14.00	78	27,534,197	20.5	7.01	81.4	659
14.01 - 14.50	30	10,553,491	7.9	7.42	82.9	647
14.51 - 15.00	11	3,650,789	2.7	7.79	83.9	612
15.01 - 15.50	4	988,991	0.7	8.37	84.5	637
15.51 - 15.85	1	385,600	0.3	8.85	80.0	634
Total:	351	134,317,728	100.0	6.56	80.6	666

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Minimum Rate (%)	Loans	Balance	Balance	%	%	FICO
3.25 - 4.50	1	385,226	0.3	6.63	80.0	770
4.51 - 5.50	28	10,591,071	7.9	5.53	79.5	680
5.51 - 6.00	67	27,394,019	20.4	5.91	80.4	682
6.01 - 6.50	78	32,940,525	24.5	6.32	79.4	664
6.51 - 7.00	92	37,452,427	27.9	6.85	80.9	667
7.01 - 7.50	44	14,840,786	11.0	7.35	81.8	652
7.51 - 8.00	30	8,112,483	6.0	7.71	81.7	635
8.01 - 8.50	10	2,215,591	1.6	8.30	87.1	623
8.51 - 8.85	1	385,600	0.3	8.85	80.0	634
Total:	351	134,317,728	100.0	6.56	80.6	666

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Initial Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.50	64	23,949,693	17.8	6.43	79.2	678
2.00	65	28,512,039	21.2	6.53	80.9	656
3.00	222	81,855,995	60.9	6.61	80.9	667
Total:	351	134,317,728	100.0	6.56	80.6	666

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Subsequent Periodic Cap (%)	Loans	Balance	Balance	%	%	FICO
1.00	218	82,834,571	61.7	6.65	80.9	666
1.50	106	42,421,987	31.6	6.33	79.9	671
2.00	27	9,061,170	6.7	6.75	80.6	647
Total:	351	134,317,728	100.0	6.56	80.6	666

    *     Note, for second liens, CLTV is employed in this calculation.

		Total	%		WA
	No of	Scheduled	Scheduled	WAC	OLTV*	WA
Interest Only Period (Months)	Loans	Balance	Balance	%	%	FICO
24	109	43,184,797	31.6	6.43	82.1	661
36	5	2,257,500	1.7	6.41	82.3	689
60	243	91,012,489	66.7	6.62	79.9	669
Total:	357	136,454,786	100.0	6.56	80.6	667

    *     Note, for second liens, CLTV is employed in this calculation.